Exhibit c

NUMBER                               [LOGO]                               SHARES


                               COLUMBIA TECHNOLOGY
                                   FUND, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON


This Certifies that


*SEE REVERSE FOR
CERTAIN DEFINITIONS


is the owner of
fully paid and non-assessable Shares of the Columbia Technology Fund, Inc., transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent.
         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Mark A. Wentzien
SECRETARY



Columbia Technology Fund, Inc.
CORPORATE
SEAL

OREGON


Dated:



Jeff B. Curtis
PRESIDENT



COUNTERSIGNED:
BY TRANSFER AGENT

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Authorized Officer

REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
         THE SIGNATURE(S) MUST BE GUARANTEED BY A COMMERCIAL BANK OR BY A SECURITIES FIRM HAVING MEMBERSHIP ON A RECOGNIZED NATIONAL SECURITIES EXCHANGE, WHOSE SIGNATURE(S) IS KNOWN TO THE TRANSFER AGENT OF THE CORPORATION.


   For value received, __________________hereby sell, assign and transfer unto

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        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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_______________________________________________________________Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint______________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

         Dated, __________________________ 20____

                ------------------------------------------------------------
                                         Owner
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                               Signature of Co-Owner, if any

         IMPORTANT:  BEFORE SIGNING, READ AND COMPLY CAREFULLY
                     WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) GUARANTEED BY:______________________________________


     *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-_____Custodian-____
                                                           (Cust)        (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors
                                                   Act________________
JT TEN  - as joint tenants with right of                 (State)
          survivorship and not as tenants
          in common

         Additional abbreviations may also be used though not in the above list.


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                  THIS SPACE MUST NOT BE COVERED IN ANY WAY